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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



  Date of Report (date of earliest event reported): October 5, 1998
                            (September 21, 1998)



                         HORIZON MEDICAL PRODUCTS, INC.
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             (Exact name of Registrant as specified in its charter)


          GEORGIA                    000-24025                 58-1882343
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(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)


One Horizon Way, Post Office Box 627, Manchester, Georgia        31816
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        (Address of principal executive offices)               (Zip Code)


                                  706-846-3126
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              (Registrant's telephone number, including area code)



                                 Not applicable
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             (Former name or address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On September 21, 1998 Horizon Medical Products, Inc. ("Horizon") consummated the acquisition (the "Acquisition") of certain assets used in the distribution and sale of medical devices (the "Business") by Columbia Vital Systems, Inc. ("CVS"). CVS is a privately held medical device distribution company located in Westmont, Illinois. Horizon did not assume any liabilities of CVS. The following summary of the transaction is qualified in its entirety by the more detailed information contained in the copy of the Asset Purchase Agreement included as Exhibit 2 to this Current Report.

     The assets acquired by Horizon consist of substantially all of the assets used by CVS in the Business. Included among the assets are inventory, leasehold improvements, certain intellectual property and goodwill. Horizon intends to use the acquired assets in the manner previously used by CVS.

     As consideration for the Acquisition, Horizon (i) paid CVS $4.0 million in cash, and (ii) CVS can earn up to an additional $5.225 million subject to the terms of the purchase agreement, including the successful achievement of future sales targets. Horizon funded the cash portion of the Acquisition from its acquisition line of credit with NationsCredit Commercial Corporation. The purchase price was determined through arm's-length negotiations between the owners of CVS and management of Horizon. CVS did not have any material relationship with Horizon prior to the acquisition. In partial response to this item, Horizon's press release dated September 21, 1998 is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b) It is currently impracticable to provide the CVS financial statements and pro forma financial information for the Company required by this item. Such financial statements and pro forma financial information will be filed on an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the required filing date hereof.

     (c) Exhibits.

     2. Asset Purchase Agreement, by and among Horizon Medical Products, Inc., Columbia Vital Systems, Inc., William C. Huck and R. Gregory Huck dated September 21, 1998. Exhibit 5.12 to the Asset Purchase Agreement, Transition Agreement by and among Horizon Medical Products, Inc. and Columbia Vital Systems, Inc. Pursuant to Item 601(b) of Regulation S-K, the Company has omitted certain Schedules and Exhibits to the Asset Purchase Agreement (all of which are listed therein) from this Exhibit 2. The Company hereby agrees to furnish supplementally a copy of such omitteds item to the Securities and Exchange Commission upon its request.

     99.  Press release dated September 21, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 Horizon Medical Products, Inc.

Dated: October 5, 1998                           By: /s/ Mark A. Jewett
                                                     -------------------------
                                                     Mark A. Jewett,
                                                     Vice President of Finance



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